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                                 JPMORGAN FUNDS

                           J.P. MORGAN SERIES TRUST II
                         INTERNATIONAL EQUITY PORTFOLIO

                        SUPPLEMENT DATED AUGUST 3, 2004
                    TO THE PROSPECTUS DATED APRIL 16, 2004



The paragraph titled "The Portfolio Managers" in the section "The Portfolio's Management and Administration" is deleted in its entirety and replaced by the following paragraph:

THE PORTFOLIO MANAGERS
The portfolio management team is led by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director-in-charge of EAFE funds. He has worked for JPMIM or one of its affiliates since 1985 and has held numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Portfolio. Mr. Murray is a global sector specialist and has worked for JPMIM or one of its affiliates since 1996.

                                                                   SUP-IEPPR-704